UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023
Commission File Number 01-13697

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-1604305
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

160 S. Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 25, 2023. Below are the final voting results of the items voted on at the Annual Meeting:

(1)Votes regarding the election of the following persons as directors for a three-year term beginning in 2023 were as follows:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-votes
Karen A. Smith Bogart	43,983,216	10,201,675	287,245	1,821,938
Jeffrey S. Lorberbaum	52,395,602	2,009,831	66,703	1,821,938

(2)Votes regarding ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
54,488,853	1,792,138	13,083	0

(3)Votes regarding the non-binding, advisory vote with respect to the compensation of the Company’s Named Executive Officers were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
51,832,695	2,604,305	35,136	1,821,938

(4)Votes regarding the non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers were as follows:

Every Year	2 Years	3 Years	Votes Abstain	Broker Non-Votes
42,348,222	10,371,686	1,743,759	8,469	1,821,938

In accordance with the results of this vote, the Company will continue to provide an advisory vote on executive compensation on an annual basis, until the next required vote on the frequency of stockholder votes on the compensation of executives.

(5)Votes regarding a stockholder proposal with respect to a racial equity audit were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
10,975,300	42,084,224	1,412,612	1,821,938
Based on the votes set forth above, the stockholder proposal with respect to a racial equity audit was not approved by stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	May 30, 2023	By:	/s/ R. David Patton
R. David Patton
Vice President-Business Strategy, General Counsel and Secretary